AMENDMENT TO
                              AMENDED AND RESTATED
                        PRICING AND BOOKKEEPING AGREEMENT

         This Amendment is made and entered into this 1st day of July, 2001 by and between Liberty-Stein Roe Funds Advisor Trust (the "Trust"), a Massachusetts business trust, and Stein Roe & Farnham Incorporated ("Stein Roe"), a Delaware corporation.

         WHEREAS, the Trust and Stein Roe previously entered into an Amended and Restated Pricing and Bookkeeping Agreement dated August 3, 1999, as amended (the "Agreement"); and

         WHEREAS, the parties desire to amend the compensation provision of the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

          1. Paragraph 5 (Compensation) of the Agreement is amended and restated in its entirety as follows:

               5. Compensation. The Trust will pay Stein Roe for each Series a monthly fee consisting of a Flat Fee plus an Asset-Based Fee, as follows:

                  (a) "Flat Fee." For each Series that is a stand-alone fund or a master fund in a master/feeder structure, as identified as such on Schedule A, an annual fee of $10,000, paid monthly. For each Series that is a feeder fund in a master/feeder structure, as identified as such on Schedule A, an annual fee of $5,000, paid monthly; plus

                  (b) "Asset-Based Fee." For each Series that is a stand-alone fund or a feeder fund in a master/feeder structure, as identified as such on Schedule A, that has average net assets of more than $50 million in any particular month, a monthly fee equal to the average net assets of the Series for that month multiplied by the Asset-Based Fee Rate. The "Asset-Based Fee Rate" shall be calculated as follows:

                           [(number of stand-alone funds and master funds on Schedule A x $105,000) + (number of feeder funds on Schedule A x $12,000) - (annual flat fees payable by each fund on Schedule A)] / (average monthly net assets of all stand-alone funds and feeder funds on Schedule A with average monthly net assets of more than $50 million in that month)

                [Note: certain of the funds listed on Schedule A are not party to the Agreement but are listed for the purpose of calculating the fees above.] The Trust also shall reimburse Stein Roe for any and all out-of-pocket expenses and charges, including fees payable to third parties for pricing a Series' portfolio securities, in performing services under this Agreement."




         A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed and delivered this Agreement as of the date first written above.

                                   LIBERTY-STEIN ROE FUNDS ADVISOR TRUST

                                   By:
                                      ------------------------------------------
                                            Name:
                                            Title:

                                   STEIN ROE & FARNHAM INCORPORATED

                                   By:
                                      ------------------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE A

--------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST I
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty High Yield Securities Fund                        Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Income Fund                                       Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Strategic Income Fund                             Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Tax-Managed Growth Fund                           Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Tax-Managed Growth Fund II                        Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Tax-Managed Value Fund                            Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Tax-Managed Aggressive Growth Fund                Fund
--------------------------------------------------------- ---------------------

--------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST II
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Newport Japan Opportunities Fund                  Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Intermediate Government Fund                      Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Newport Greater China Fund                        Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Money Market Fund                                 Feeder
--------------------------------------------------------- ---------------------

--------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST III
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Select Value Fund                                 Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Newport International Equity Fund                 Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
The Liberty Fund                                          Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Newport Global Equity Fund                        Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Federal Securities Fund                           Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Contrarian Small-Cap Fund                         Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Contrarian Equity Fund                            Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Contrarian Income Fund                            Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Contrarian Fund                                   Fund
--------------------------------------------------------- ---------------------

--------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST IV
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty High Yield Municipal Fund                         Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Tax-Exempt Fund                                   Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Tax-Exempt Insured Fund                           Fund
--------------------------------------------------------- ---------------------

--------------------------------------------------------- ---------------------
Liberty Utilities Fund                                    Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Municipal Money Market Fund                       Feeder
--------------------------------------------------------- ---------------------

--------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST V
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty California Tax-Exempt Fund                        Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Connecticut Tax-Exempt Fund                       Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Massachusetts Tax-Exempt Fund                     Fund
--------------------------------------------------------- ---------------------

--------------------------------------------------------- ---------------------
Liberty New York Tax-Exempt Fund                          Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Ohio Tax-Exempt Fund                              Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Global Young Investor Fund                        Fund
--------------------------------------------------------- ---------------------

--------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST VI
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Small Cap Value Fund                              Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Growth & Income Fund                              Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Newport Asia Pacific Fund                         Fund
--------------------------------------------------------- ---------------------

--------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST VII
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Newport Tiger Fund                                Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Newport Europe Fund                               Fund
--------------------------------------------------------- ---------------------

--------------------------------------------------------- ---------------------
LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe Intermediate Municipals Fund                    Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe Municipal Money Market Fund                     Feeder
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe Managed Municipals Fund                         Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe High Yield Municipals Fund                      Feeder
--------------------------------------------------------- ---------------------

--------------------------------------------------------- ---------------------
LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Midcap Growth Fund                                Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe Focus Fund                                      Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe Small Company Growth Fund                       Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe Capital Opportunities Fund                      Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe Global Thematic Equity Fund                     Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe Balanced Fund                                   Feeder
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe European Thematic Equity Fund                   Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Growth Investor Fund                              Feeder
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe International Fund                              Feeder
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe Asia Pacific Fund                               Fund
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe Growth Stock Fund                               Feeder
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe Young Investor Fund                             Feeder
--------------------------------------------------------- ---------------------

--------------------------------------------------------- ---------------------
LIBERTY-STEIN ROE FUNDS TRUST
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe Institutional Client High Yield Fund            Feeder
--------------------------------------------------------- ---------------------

--------------------------------------------------------- ---------------------
LIBERTY-STEIN ROE ADVISOR TRUST
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Young Investor Fund                               Feeder
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Liberty Growth Stock Fund                                 Feeder
--------------------------------------------------------- ---------------------

--------------------------------------------------------- ---------------------
LIBERTY-STEIN ROE FUNDS INCOME TRUST
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe Cash Reserves Fund                              Feeder
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe Income Fund                                     Feeder
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe High Yield Fund                                 Feeder
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
Stein Roe Intermediate Bond Fund                          Feeder
--------------------------------------------------------- ---------------------

--------------------------------------------------------- ---------------------
SR&F BASE TRUST
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
SR&F Cash Reserves Portfolio                              Master
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
SR&F Municipal Money Market Portfolio                     Master
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
SR&F High-Yield Municipals Portfolio                      Master
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
SR&F Intermediate Bond Portfolio                          Master
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
SR&F Income Portfolio                                     Master
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
SR&F High Yield Portfolio                                 Master
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
SR&F International Portfolio                              Master
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
SR&F Growth Investor Portfolio                            Master
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
SR&F Balanced Portfolio                                   Master
--------------------------------------------------------- ---------------------
--------------------------------------------------------- ---------------------
SR&F Growth Stock Portfolio                               Master
--------------------------------------------------------- ---------------------

--------------------------------------------------------- ---------------------
Liberty Floating Rate Fund                                Feeder
--------------------------------------------------------- ---------------------

--------------------------------------------------------- ---------------------
Liberty-Stein Roe Institutional Floating Rate Income Fund Feeder
--------------------------------------------------------- ---------------------

--------------------------------------------------------- ---------------------
Stein Roe Floating Rate Limited Liability Company         Master
--------------------------------------------------------- ---------------------

--------------------------------------------------------- --------------------
CLOSED END FUNDS
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Colonial Intermediate High Income Fund                    Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Colonial InterMarket Income Trust I                       Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Colonial Insured Municipal Fund                           Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Colonial California Insured Municipal Fund                Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Colonial New York Insured Municipal Fund                  Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Colonial Municipal Income Trust                           Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Colonial Investment Grade Municipal Trust                 Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Colonial High Income Municipal Trust                      Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Liberty Floating Rate Advantage Fund                      Fund
--------------------------------------------------------- --------------------

--------------------------------------------------------- --------------------
LIBERTY VARIABLE INVESTMENT TRUST
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Liberty Value Fund, VS                                    Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Colonial Global Equity Fund, VS                           Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Colonial U.S. Growth & Income Fund, VS                    Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Colonial Small Cap Value Fund VS                          Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Liberty All-Star Equity Fund, VS                          Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Crabbe Huson Real Estate Fund, VS                         Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Liberty Select Value Fund, VS                             Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Liberty S&P 500 Index Fund, VS                            Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Rydex Health Care Fund, VS                                Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Rydex Financial Services Fund, VS                         Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Stein Roe Global Utilities Fund, VS                       Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Colonial Strategic Income Fund, VS                        Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Colonial High Yield Securities Fund, VS                   Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Colonial International Horizons, Fund, VS                 Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Colonial International Fund for Growth Fund, VS           Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Liberty Newport Japan Opportunities Fund, VS              Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Newport Tiger Fund, VS                                    Fund
--------------------------------------------------------- --------------------

--------------------------------------------------------- --------------------
STEINROE VARIABLE INVESTMENT TRUST
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Stein Roe Balanced Fund, VS                               Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Stein Roe Growth Stock Fund, VS                           Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Stein Roe Small Company Growth Fund, VS                   Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Stein Roe Money Market Fund, VS                           Fund
--------------------------------------------------------- --------------------
--------------------------------------------------------- --------------------
Stein Roe Federal Securities Fund, VS                     Fund
--------------------------------------------------------- --------------------